MARSHALL FUNDS, INC.

Marshall Large-Cap Value Fund

Marshall Large-Cap Growth Fund

Marshall Large-Cap Focus Fund

Marshall Mid-Cap Value Fund

Marshall Mid-Cap Growth Fund

Marshall Small-Cap Value Fund

Marshall Small-Cap Growth Fund

Marshall International Stock Fund

Marshall Emerging Markets Equity Fund

Marshall Ultra Short Tax-Free Fund

Marshall Short-Term Income Fund

Marshall Short-Intermediate Bond Fund

Marshall Intermediate Tax-Free Fund

Marshall Government Income Fund

Marshall Corporate Income Fund

Marshall Aggregate Bond Fund

Marshall Core Plus Bond Fund

Marshall Government Money Market Fund

Marshall Tax-Free Money Market Fund

Marshall Prime Money Market Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 3, 2011 to:

Prospectus and Summary Prospectus for Marshall Small-Cap Value Fund dated March 1, 2011

Prospectuses and Summary Prospectuses for all other Funds dated December 29, 2010

M&I Investment Management Corp. (the “Adviser”), the investment adviser to each Fund, is a wholly-owned subsidiary of Marshall & Ilsley Corporation (“M&I Corp.”). On May 17, 2011, shareholders of M&I Corp. approved the merger agreement by and between M&I Corp. and the Bank of Montreal (“BMO”). Pursuant to the merger agreement, BMO will acquire all outstanding shares of common stock of M&I Corp. in a stock-for-stock transaction. The transaction is expected to close prior to July 31, 2011, subject to customary closing conditions, including the receipt of regulatory approvals.

The closing of the transaction will constitute an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), of each Fund’s current investment advisory agreement and the sub-advisory agreements for Marshall Corporate Income Fund and Marshall Core Plus Bond Fund. As required by the 1940 Act, each Fund’s investment advisory agreement and each of Marshall Corporate Income Fund’s and Marshall Core Plus Bond Fund’s sub-advisory agreement provides for its automatic termination in the event of its assignment. The closing of the transaction will therefore result in the termination of such agreements. In addition, the termination of the investment advisory agreement for each of Marshall International Stock Fund and Marshall Emerging Markets Equity Fund will result in the termination of such Funds’ sub-advisory agreements.

In the event of the termination of the agreements, new investment advisory agreements and sub-advisory agreements, as applicable, for the Funds would require the approval of the Board of Directors of Marshall Funds, Inc. (the “Board”). New investment advisory agreements and new sub-advisory agreements for Marshall Corporate Income Fund and Marshall Core Plus Bond Fund also would require the approval of the shareholders of each respective Fund. It is expected that a proxy statement discussing the transaction and the new agreements will be mailed to Fund shareholders in the third quarter of 2011. Shareholder approval would not be required with respect to new sub-advisory agreements for Marshall International Stock Fund and Marshall Emerging Markets Equity Fund because the Adviser operates a “manager of managers” structure for these Funds, as discussed in the Funds’ Prospectus.

In anticipation of the closing of the transaction and to avoid disruption of the Funds’ investment program, at its May 4, 2011 in-person meeting, the Board approved interim investment advisory agreements for the Funds, interim sub-advisory agreements for Marshall Corporate Income Fund and Marshall Core Plus Bond Fund and new sub-advisory agreements for Marshall International Stock Fund and Marshall Emerging Markets Equity Fund. The agreements will take effect on the closing of the transaction and will permit the Adviser and current sub-advisers to continue providing advisory services for the Funds on substantially the same terms as the current agreements. The interim agreements will remain in effect pending shareholder approval of new investment advisory agreements for the Funds and new sub-advisory agreements for Marshall Corporate Income Fund and Marshall Core Plus Bond Fund, as applicable.

Thank you for your investment in the Marshall Funds. If you have any questions regarding the Marshall Funds, please contact Marshall Investor Services at 1-800-236-3863 (Investor Class and Institutional Class) or 1-800-580-3863 (Advisor Class).

This supplement should be retained with your Prospectus for future reference.